Long-Term Debt and Interest Expense (Tables)	12 Months Ended
Dec. 31, 2012
Partnership's Outstanding Debt

The following table presents the Partnership’s outstanding debt as of December 31, 2012 and 2011 (in thousands):

	December 31, 2012	December 31, 2011
Revolving credit facility	$—	$712,900
5.875% Senior Notes due April 2021	350,000	350,000
6.125% Senior Notes due July 2022	750,000	—
4.875% Senior Notes due May 2023	1,400,000	—

Total long-term debt	$2,500,000	$1,062,900